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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 11, 2001
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                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         WASHINGTON                    0-21103                 91-1618616
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(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
      of Incorporation)                                    Identification No.)

           11431 WILLOWS ROAD NE, PO BOX 97057, REDMOND, WA 98073-9757
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              (Address of Principal Executive Offices)      (Zip Code)

                                    (425) 881-8004
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                 (Registrant's Telephone Number, Including Area Code)

                                         NONE
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             (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

        On May 11, 2001, Advanced Digital Information Corporation ("ADIC") completed the acquisition of Pathlight Technology, Inc. ("Pathlight"), through a merger of a wholly owned subsidiary of ADIC with and into Pathlight. The merger was completed pursuant to an Agreement and Plan of Merger that ADIC, Pathlight, and ADIC's merger subsidiary had entered into on January 30, 2001 (the "Merger Agreement"). ADIC intends to account for the merger as a pooling of interests, and expects to report one-time acquisition costs relating to the merger of approximately $10-$12 million during the quarter ending July 31, 2001.

        Pursuant to the Merger Agreement, an aggregate of 10,300,000 shares of ADIC's common stock are issuable to Pathlight's securityholders in exchange for all of the outstanding capital stock of Pathlight, including stock issuable pursuant to outstanding options and warrants that were assumed by ADIC in the merger. The shares of ADIC common stock issued at the closing of the merger were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 that was declared effective by the SEC on April 6, 2001. The ADIC common stock that is issuable upon exercise of the assumed options was registered on a Registration Statement on Form S-8, filed with the SEC on May 17, 2001.

        A portion of the shares that were issued in the merger are being held in two escrow accounts as contemplated by the Merger Agreement. Pursuant to the first escrow agreement, 257,500 shares of ADIC common stock have been reserved in escrow and will be available to satisfy claims for breaches by Pathlight of representations, warranties and covenants contained in the Merger Agreement, subject to certain thresholds and other limitations set forth in the Merger Agreement. This escrow will be released following the completion of the audit of the combined company's results for fiscal year 2001. The second escrow, in which 1,030,000 shares have been retained, was established to cover losses that may be incurred in connection with pending litigation filed by Crossroads Systems, Inc. against Pathlight alleging patent infringement. This escrow will be released following final settlement or adjudication of this litigation.

        This report contains forward-looking statements, such as the estimated amount of the one-time charge relating to the merger, that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "expect," "intend," "anticipate," and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Reference is made to ADIC's Annual Report Form on 10-K for the fiscal year ended October 31, 2000 and to the Registration Statement on Form S-4 declared effective on April 6, 2001 for a more detailed description of factors that could affect ADIC's actual results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. ADIC undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ADVANCED DIGITAL
                                INFORMATION CORPORATION

Date:  May 24, 2001

                                By: Linda A. Schoemaker
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                                    Linda A. Schoemaker
                                    Senior Vice President and General Counsel


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